SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 15, 2007

Date of Report (Date of earliest event reported)

PACIFIC VEGAS GLOBAL STRATEGIES, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-49701	84-1159783
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16/F, Winsome House
73 Wyndham Street
Central, Hong Kong
(Address of principal executive offices, including zip code)

(011) (852) 3154-9370
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                            Written communications pursuant to Rule 425 under the Securities Act

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 15, 2007, the following resignation and appointment occurred:

(i)                         Richard Wang resigned as the Company’s Executive Vice President and Chief Financial Officer; and

(ii)                      Raymond Chou was appointed as the Company’s Chief Financial Officer.

Raymond Chou also continues to serve as the Company’s sole director and Chief Executive Officer.

Mr. Chou holds a bachelor degree in business administration from the University of Macau.  Mr. Chou has been in his current positions since January 2003.  He also served as the managing director for the period of June 2000 through November 2005 for CTGH, which was a wholly owned subsidiary of the Company for the period of January 2003 through November 2005.  Mr. Chou was in the position as the managing director of Shanghai HYD Industries Ltd. for the period of May 1999 through January 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC VEGAS GLOBAL STRATEGIES, INC.
(Registrant)

Date:	March 15, 2007	By:	/s/ RAYMOND CHOU
Raymond Chou, CEO and Director